UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 17, 2009

POP N GO
(Exact name of registrant as specified in its charter)

        Delaware                               333-88837                            95-4603172

(State or other jurisdiction Incorporated)  (Commission File No.)    (I.R.S Employer Identification No.)

12429 East Putnam Street, Whittier, California                           90602

       (Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (562) 945-9351

________________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

Pop N Go (the "Company") issued a press release, dated June 17, 2009 entitled-"Pop N Go Gets GLEE-Ful". The entire release reads as follows:

WHITTIER, CA--( June 17, 2009) - Pop N Go, Inc-. (POPN) announced today that the Company's flagship popcorn vending machine will be making regular appearances on Fox Television's new hit TV show "GLEE." The preview show just aired on May 19 and was watched by more than 12 million viewers. "GLEE" will be shown weekly on Fox's fall schedule.

"GLEE" is a one-hour musical comedy that follows the adventures of a high school Glee club. The Company was asked to provide its machine for the show after members of the "GLEE" production staff utilized a Pop N Go machine at a local school in California.

Pop N Go's interactive fresh popcorn vending system has proven to be a perfect fit within the high school setting. It provides students with a healthy, affordable snack alternative with the great fresh taste kids have grown to love. The Company expects the millions of impressions made by the "GLEE" episodes will further fuel the explosive growth POPN is experiencing in the high school and junior high segments.

For further information about this release and Pop N Go, contact Rich Kaiser, Investor Relations, YES INTERNATIONAL, 800-631-8127.

About Pop N Go, Inc.

Pop N Go produces a unique hot air popcorn machine, capable of delivering single servings of fresh hot popcorn, which meets the demands of today's market. The company's self-contained equipment produces fresh popcorn for each customer while allowing the customer to watch the entire popping process. Pop N Go's machine is sized to fit almost anywhere (2'x2'), and can be used as a stand-alone vending machine or in a manual mode for traditional foodservice applications. More information about Pop N Go can be found at www.popngo.com.

Safe Harbor under the Private Securities Litigation Reform Act of 1995: The statements which are not historical facts contained in this press release are forward-looking statements that involve certain risks and uncertainties including but not limited to risks associated with the uncertainty of future financial results, regulatory approval processes, the impact of competitive products or pricing, technological changes, the effect of economic conditions and other uncertainties as may be detailed in the Company's filings with the Securities and Exchange Commission. Nothing in this press release shall be construed as an offer to buy or sell any securities herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

POP N GO

Date: June 17, 2009

By: /s/ Melvin Wyman

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Melvin Wyman

Chief Executive Officer